Exhibit 99.3

MONTHLY STATEMENT TO CERTIFICATEHOLDERS

SERIES 1996-C

CC MASTER CREDIT CARD TRUST II

(Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:	$2,286,043,478.79
Beginning of the Month Finance Charge Receivables:	$102,460,949.27
Beginning of the Month Discounted Receivables:	$0.00
Beginning of the Month Total Receivables:	$2,388,504,428.06

Removed Principal Receivables:	$0.00
Removed Finance Charge Receivables:	$0.00
Removed Total Receivables:	$0.00

Additional Principal Receivables:	$0.00
Additional Finance Charge Receivables:	$0.00
Additional Total Receivables:	$0.00

Discounted Receivables Generated this Period:	$0.00

End of the Month Principal Receivables:	$2,245,560,080.51
End of the Month Finance Charge Receivables:	$105,480,633.36
End of the Month Discounted Receivables:	$0.00
End of the Month Total Receivables:	$2,351,040,713.87

Special Funding Account Balance	$0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)	$108,666,666.69
End of the Month Transferor Amount	$2,136,893,413.82
End of the Month Transferor Percentage	95.16%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:

30-59 Days Delinquent	$47,317,040.21
60-89 Days Delinquent	$36,277,207.99
90+ Days Delinquent	$81,148,175.21

Total 30+ Days Delinquent	$164,742,423.41
Delinquent Percentage	7.01%

Defaulted Accounts During the Month	$14,941,970.67
Annualized Default Percentage	7.84%

Oct-2003	1996-C	Page 2

Principal Collections	$294,167,331.49
Principal Payment Rate	12.87%
Total Payment Rate	13.50%

INVESTED AMOUNTS

Class A Initial Invested Amount	$184,500,000.00
Class B Initial Invested Amount	$19,125,000.00
Class C Initial Invested Amount	$21,375,000.00

INITIAL INVESTED AMOUNT	$225,000,000.00

Class A Invested Amount	$246,000,000.00
Class B Invested Amount	$25,500,000.00
Class C Invested Amount	$28,500,000.00

INVESTED AMOUNT	$300,000,000.00

Class A Adjusted Invested Amount	$27,333,333.36
Class B Adjusted Invested Amount	$25,500,000.00
Class C Adjusted Invested Amount	$28,500,000.00

ADJUSTED INVESTED AMOUNT	$81,333,333.36

PREFUNDED AMOUNT	$0.00

FLOATING ALLOCATION PERCENTAGE	5.95%
PRINCIPAL ALLOCATION PERCENTAGE	13.12%

Class A Principal Allocation Percentage	82.00%
Class B Principal Allocation Percentage	8.50%
Class C Principal Allocation Percentage	9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1996-C	$38,603,902.45

COLLECTIONS OF FINANCE CHARGE RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1996-C	$1,677,572.98

MONTHLY SERVICING FEE	$135,833.33

INVESTOR DEFAULT AMOUNT	$888,919.23

Oct-2003	1996-C	Page 3

CLASS A AVAILABLE FUNDS

CLASS A FLOATING ALLOCATION PERCENTAGE	60.29%

Class A Finance Charge Collections	$1,539,967.83
Other Amounts	$0.00

TOTAL CLASS A AVAILABLE FUNDS	$1,539,967.83

Class A Monthly Interest	$284,130.00
Class A Servicing Fee	$68,333.33
Class A Investor Default Amount	$535,966.01

TOTAL CLASS A EXCESS SPREAD	$651,538.49

CLASS A REQUIRED AMOUNT	$0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE	18.75%

Class B Finance Charge Collections	$346,419.93
Other Amounts	$0.00

TOTAL CLASS B AVAILABLE FUNDS	$346,419.93

Class B Monthly Interest	$34,945.63
Class B Servicing Fee	$31,875.00

TOTAL CLASS B EXCESS SPREAD	$279,599.30
CLASS B INVESTOR DEFAULT AMOUNT	$166,672.36
CLASS B REQUIRED AMOUNT	$166,672.36

CLASS C FLOATING ALLOCATION PERCENTAGE	20.96%

CLASS C MONTHLY SERVICING FEE	$35,625.00

Oct-2003	1996-C	Page 4

EXCESS SPREAD

TOTAL EXCESS SPREAD	$1,282,688.01

Excess Spread Applied to Class A Required Amount	$0.00

Excess Spread Applied to Class A Investor Charge Offs	$0.00

Excess Spread Applied to Class B Required Amount	$166,672.36

Excess Spread Applied to Reductions of Class B Invested Amount	$0.00

Excess Spread Applied to Class C Required Amount	$240,359.61

Excess Spread Applied to Reductions of Class C Invested Amount	$0.00

Excess Spread Applied to Monthly Cash Collateral Fee	$62,500.00

Excess Spread Applied to Cash Collateral Account	$0.00

Excess Spread Applied to Spread Account	$813,156.04

Excess Spread Applied to Reserve Account	$0.00

Excess Spread Applied to other amounts owed to Cash Collateral Depositor	$0.00

Excess Spread Applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I	$0.00

Oct-2003	1996-C	Page 5

EXCESS FINANCE CHARGE COLLECTIONS—GROUP I

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN GROUP I	$0.00

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1996-C	$0.00
Excess Finance Charge Collections applied to Class A Required Amount	$0.00
Excess Finance Charge Collections applied to Class A Investor Charge Offs	$0.00
Excess Finance Charge Collections applied to Class B Required Amount	$0.00
Excess Finance Charge Collections applied to Reductions of Class B Invested Amount	$0.00
Excess Finance Charge Collections applied to Class C Required Amount	$0.00
Excess Finance Charge Collections applied to Reductions of Class C Invested Amount	$0.00
Excess Finance Charge Collections applied to Monthly Cash Collateral Fee	$0.00
Excess Finance Charge Collections applied to other amounts owed Cash Collateral Depositor	$0.00
Excess Finance Charge Collections applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

YIELD AND BASE RATE

Base Rate (Current Month)	2.22%
Base Rate (Prior Month)	2.26%
Base Rate (Two Months Ago)	2.48%

THREE MONTH AVERAGE BASE RATE	2.32%

Portfolio Yield (Current Month)	5.54%
Portfolio Yield (Prior Month)	6.19%
Portfolio Yield (Two Months Ago)	7.88%

THREE MONTH AVERAGE PORTFOLIO YIELD	6.54%

Oct-2003	1996-C	Page 6

PRINCIPAL COLLECTIONS

TOTAL PRINCIPAL COLLECTIONS	$38,603,902.45

INVESTOR DEFAULT AMOUNT	$888,919.23

REALLOCATED PRINCIPAL COLLECTIONS
Allocable to Class C Interests	$0.00
Allocable to Class B Certificates	$0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES	$0.00

CLASS A SCHEDULED ACCUMULATION—
Controlled Accumulation Amount	$27,333,333.33
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$27,333,333.33

CLASS B SCHEDULED ACCUMULATION—
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING	$12,159,488.35

INVESTOR CHARGE OFFS

CLASS A INVESTOR CHARGE OFFS	$0.00
CLASS B INVESTOR CHARGE OFFS	$0.00
CLASS C INVESTOR CHARGE OFFS	$0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED	$0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED	$0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED	$0.00

CASH COLLATERAL ACCOUNT
Required Cash Collateral Amount	$3,000,000.00
Available Cash Collateral Amount	$3,260,000.00

TOTAL DRAW AMOUNT	$0.00
CASH COLLATERAL ACCOUNT SURPLUS	$260,000.00

Bank One, Delaware, National Association (Formerly First USA Bank, National Association) as Serv`icer

By:	/s/ RANDY J. REDCAY
Randy J. Redcay First Vice President